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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): February 16, 2000


                                 ASHWORTH, INC.
               (Exact Name of Registrant as Specified in Charter)



           Delaware                   0-18553            84-1052000
 (State or Other Jurisdiction       (Commission         (IRS Employer
       of Incorporation)           File Number)      Identification No.)



              2791 Loker Avenue West
               Carlsbad, California                              92008
     (Address of Principal Executive Offices)                  (Zip Code)




       Registrant's telephone number, including area code: (760) 438-6610



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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        ITEM 5.       OTHER EVENTS.

        At a meeting on February 16, 2000 of the Board of Directors of Ashworth, Inc. (the "Company"), the Board considered and approved certain amendments to the Company's Rights Agreement, dated as of October 6, 1998 by and between the Company and American Securities Transfer & Trust, Inc., a Colorado corporation (the "Rights Agreement"). A copy of the amended and restated Rights Agreement is filed herewith.

        ITEM 7.     EXHIBITS.

        4.1 Rights Agreement dated as of October 6, 1998 by and between Ashworth, Inc. and American Securities Transfer & Trust, Inc., as amended on February 22, 2000.



                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ASHWORTH, INC.



Date:   March 14, 2000                      By: /S/ HALINA BALYS
                                               -------------------
                                                Halina Balys
                                                Secretary